As Filed with the Securities and Exchange Commission on October 27, 2006
Registration No. 333-136457

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Amendment No. 2
FORM SB-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
________________

MICROMED CARDIOVASCULAR, INC.
(Name of Small Business Issuer in its Charter)

Delaware	5140	98-0228169
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer Identification No.)
Incorporation	Classification Code Number)
or Organization)

8965 Interchange Drive
Houston, Texas 77054
(713) 838-9210
(Address and Telephone Number of Principal Executive Offices)

________________

Clarice Motter
8965 Interchange Drive
Houston, Texas 77054
(713) 838-9210
(Name, Address and Telephone Number of Agent for Service)

________________

Copies to
Thomas J. Poletti, Esq.
Anh Q. Tran, Esq.
Kirkpatrick & Lockhart Nicholson Graham LLP
10100 Santa Monica Blvd., 7th Floor
Los Angeles, CA 90067
Telephone (310) 552-5000 Facsimile (310) 552-5001

________________

Approximate Date of Proposed Sale to the Public: From time to time after the effective date of this Registration Statement

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.☑

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement the same offering. ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

CALCULATION OF REGISTRATION FEE

		Proposed	Proposed
		Maximum	Maximum	Amount of
Title of Each Class of	Amount To Be	Offering Price	Aggregate	Registration
Securities To Be Registered	Registered (1)	Per Share	Offering Price	Fee
Common stock, $.001 par value (2)	9,951,613	$3.25 (4)	$32,342,742 (4)	$3,460.67 (4)
Common stock, $.001 par value (3)	4,312,364	3.25 (4)	14,015,183 (4)	1,499.62 (4)
Common stock, $.001 par value (2) (5)	7,668,117	2.00(5)	15,336,234 (5)	1,640.98 (5)
Common stock, $.001 par value (3) (5)	150,000	2.00(5)	300,000 (5)	32.10 (5)
Common stock, $.001 par value (2) (6)	3,753,145	4.00 (6)	15,012,580 (6)	1,606.35 (6)
Common stock, $.001 par value (3) (6)	1,623,615	4.00 (6)	6,494,460 (6)	694.91 (6)

Total Registration Fee				$8,934.63 (7)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

(1)
In accordance with Rule 416(a), the Registrant is also registering hereunder an indeterminate number of additional shares of common stock that shall be issuable pursuant to Rule 416 to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2)	Represents shares of the Registrant’s common stock being registered for resale that have been issued to the selling stockholders named in the prospectus or a prospectus supplement.

(3)
Represents shares of the Registrant’s common stock being registered for resale that have been or may be acquired upon the exercise of warrants issued to the selling stockholders named in the prospectus or a prospectus supplement.

(4)
Estimated pursuant to Rule 457(c) of the Securities Act of 1933 solely for the purpose of computing the amount of the registration fee based on the average of the bid and ask prices reported on the OTC Bulletin Board on August 2, 2006.

(5)
Estimated pursuant to Rule 457(c) of the Securities Act of 1933 solely for the purpose of computing the amount of the registration fee based on the average of the bid and ask prices reported on the OTC Bulletin Board on December 19, 2005. These securities were previously registered on Registration Statement No. 333-130577, which was declared effective on December 30, 2005. The registration fee for these securities was paid and is transferred and carried forward to this registration statement pursuant to Rule 429 under the Securities Act.

(6)
Estimated pursuant to Rule 457(c) of the Securities Act of 1933 solely for the purpose of computing the amount of the registration fee based on the average of the bid and ask prices reported on the OTC Bulletin Board on August 23, 2005. These securities were previously registered on Registration Statement No. 333-127938, which was declared effective on September 2, 2005. The registration fee for these securities was paid and is transferred and carried forward to this registration statement pursuant to Rule 429 under the Securities Act.

(7)
As noted in footnote nos. 5 and 6, above, the registration fee was partially offset by an aggregate amount of $4,270.07 that was previously paid to register securities subject to this registration statement that were previously registered on Registration Statement Nos. 333-130577 and 333-127938, declared effective on December 30, 2005 and September 2, 2005, respectively. Pursuant to Rule 429 under the Securities Act, the previously paid registration fees for these securities is transferred and carried forward to this registration statement. The remaining amount of $4,664.56 for the total registration fee was paid concurrently with the initial filing of this registration statement on August 9, 2006.

EXPLANATORY NOTE

The registrant is filing a single prospectus in this registration statement pursuant to Rule 429 under the Securities Act of 1933, as amended, in order to satisfy the requirements of the Securities Act and the rules and regulations thereunder for this offering and other offerings registered on earlier registration statements. The combined prospectus in this registration statement relates to, and shall act, upon effectiveness, as a post-effective amendment to Registration Statement No. 333-127938, which was originally declared effective on September 2, 2005, and Registration Statement No. 333-130577. which was originally declared effective on December 30, 2005.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 27. Exhibits

EXHIBIT
NUMBER	DESCRIPTION
2.1
Agreement and Plan of Merger, dated as of January 31, 2005, by and among Salmon Express, Inc., MicroMed Technology, Inc., Salmon Acquisition Corp. and Pete Smith, Sr. (incorporated by reference to Exhibit 2.1 to the Registrant’s current report on Form 8-K filed with the SEC on February 1, 2005).

2.2
First Amendment to Agreement and Plan of Merger dated May 16, 2005 by and among Salmon Express, Inc., MicroMed Technology, Inc., Salmon Acquisition Corp. and Pete Smith, Sr. (incorporated by reference to Exhibit 2.2 to the Registrant’s Form SB-2 Post-Effective Amendment No. 2 filed with the SEC on July 1, 2005).

2.3
Second Amendment to Agreement and Plan of Merger dated July 29, 2005 by and among Salmon Express, Inc., MicroMed Technology, Inc., Salmon Acquisition Corp. and Pete Smith, Sr. (incorporated by reference to Exhibit 2.1 to the Registrant’s current report on Form 8-K filed with the SEC on August 1, 2005).

2.4
Third Amendment to Agreement and Plan of Merger dated August 9, 2005 by and among Salmon Express, Inc., MicroMed Technology, Inc., Salmon Acquisition Corp. and Pete Smith, Sr. (incorporated by reference to Exhibit 2.1(c) to the Registrant’s current report on Form 8-K filed with the SEC on August 12, 2005).

2.5
Share Cancellation Agreement dated January 31, 2005 by and among Stone & Graves, MicroMed Technology, Inc., and Pete Smith, Sr. (incorporated by reference to Exhibit 2.3 to the Registrant’s Form SB-2 Post Effective Amendment No. 2 filed with the SEC on July 1, 2005).

3.1	Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Registrant’s current report on Form 8-K filed with the SEC on August 12, 2005).

3.2	By-Laws (incorporated by reference to Exhibit 3.3 to the Registrant’s current report on Form 8-K filed with the SEC on August 24, 2005).

4.1	Form of Stock Purchase Warrant dated August 9, 2005 (incorporated by reference to Exhibit 4.1 to the Registrant’s current report on Form 8-K filed with the SEC on August 12, 2005).

4.2	Registration Rights Agreement dated August 9, 2005 (incorporated by reference to Exhibit 4.2 to the Registrant’s current report on Form 8-K filed with the SEC on August 12, 2005).

4.3	Form of Stock Purchase Warrant dated November 29, 2005 (incorporated by reference to Exhibit 4.1 to the Registrant’s current report on Form 8-K filed with the SEC on December 6, 2005).

4.4	Registration Rights Agreement dated November 29, 2005 (incorporated by reference to Exhibit 4.1 to the Registrant’s current report on Form 8-K filed with the SEC on December 6, 2005).

4.5	Form of Stock Purchase Warrant dated June 13, 2006 (incorporated by reference to Exhibit 4.1 to the Registrant’s current report on Form 8-K filed with the SEC on June 19, 2006).

4.6	Registration Rights Agreement dated June 13, 2006 (incorporated by reference to Exhibit 4.2 to the Registrant’s current report on Form 8-K filed with the SEC on June 19, 2006).

5.1**	Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP

10.1	Securities Purchase Agreement dated August 9, 2005 (incorporated by reference to Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the SEC on August 12, 2005).

10.2	Securities Purchase Agreement dated November 29, 2005 (incorporated by reference to Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the SEC on December 6, 2005).

10.3	MicroMed 1997 Stock Option Plan (incorporated by reference to Exhibit 99.4 to the Registrant’s Form SB-2 Post-Effective Amendment No. 2 filed with the SEC on July 1, 2005).

10.4	MicroMed 2005 Stock Incentive Plan (incorporated by reference to Exhibit 99.5 to the Registrant’s Form SB-2 Post-Effective Amendment No. 2 filed with the SEC on July 1, 2005).

10.5	Securities Purchase Agreement dated June 13, 2006 (incorporated by reference to Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the SEC on June 19, 2006).

10.6
Separation Agreement entered into by and between the Company and Travis E. Baugh dated July 28, 2006. (incorporated by reference to Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the SEC on June 28, 2006).

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Registrant’s Form SB-2 filed with the SEC on December 21, 2005).

23.1*	Consent of Ernst & Young LLP

23.2**	Consent of Kirkpatrick & Lockhart Nicholson Graham LLP (contained in Exhibit 5.1)

24.1*	Power of Attorney (included on signature page).
____________
* Previously filed
** Filed herewith.

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned in the City of Houston, Texas on October 27, 2006.

MicroMed Cardiovascular, Inc.

By:	/s/ Clifford Zur Nieden
Name: Clifford Zur Nieden Title: Interim Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE
/s/ Clifford Zur Nieden Clifford Zur Nieden	Interim Chief Executive Officer and Director	October 27, 2006

/s/ Clarice Motter Clarice Motter	Interim Chief Financial Officer and Chief Accounting Officer and Corporate Secretary	October 27, 2006

* Norwick B.H. Goodspeed	Director	October 27, 2006

* Todd M. Ficeto	Director	October 27, 2006

* By: /s/ Clifford Zur Nieden Clifford Zur Nieden Attorney in Fact		October 27, 2006

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
2.1
Agreement and Plan of Merger, dated as of January 31, 2005, by and among Salmon Express, Inc., MicroMed Technology, Inc., Salmon Acquisition Corp. and Pete Smith, Sr. (incorporated by reference to Exhibit 2.1 to the Registrant’s current report on Form 8-K filed with the SEC on February 1, 2005).

2.2
First Amendment to Agreement and Plan of Merger dated May 16, 2005 by and among Salmon Express, Inc., MicroMed Technology, Inc., Salmon Acquisition Corp. and Pete Smith, Sr. (incorporated by reference to Exhibit 2.2 to the Registrant’s Form SB-2 Post-Effective Amendment No. 2 filed with the SEC on July 1, 2005).

2.3
Second Amendment to Agreement and Plan of Merger dated July 29, 2005 by and among Salmon Express, Inc., MicroMed Technology, Inc., Salmon Acquisition Corp. and Pete Smith, Sr. (incorporated by reference to Exhibit 2.1 to the Registrant’s current report on Form 8-K filed with the SEC on August 1, 2005).

2.4
Third Amendment to Agreement and Plan of Merger dated August 9, 2005 by and among Salmon Express, Inc., MicroMed Technology, Inc., Salmon Acquisition Corp. and Pete Smith, Sr. (incorporated by reference to Exhibit 2.1(c) to the Registrant’s current report on Form 8-K filed with the SEC on August 12, 2005).

2.5
Share Cancellation Agreement dated January 31, 2005 by and among Stone & Graves, MicroMed Technology, Inc., and Pete Smith, Sr. (incorporated by reference to Exhibit 2.3 to the Registrant’s Form SB-2 Post Effective Amendment No. 2 filed with the SEC on July 1, 2005).

3.1	Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Registrant’s current report on Form 8-K filed with the SEC on August 12, 2005).

3.2	By-Laws (incorporated by reference to Exhibit 3.3 to the Registrant’s current report on Form 8-K filed with the SEC on August 24, 2005).

4.1	Form of Stock Purchase Warrant dated August 9, 2005 (incorporated by reference to Exhibit 4.1 to the Registrant’s current report on Form 8-K filed with the SEC on August 12, 2005).

4.2	Registration Rights Agreement dated August 9, 2005 (incorporated by reference to Exhibit 4.2 to the Registrant’s current report on Form 8-K filed with the SEC on August 12, 2005).

4.3	Form of Stock Purchase Warrant dated November 29, 2005 (incorporated by reference to Exhibit 4.1 to the Registrant’s current report on Form 8-K filed with the SEC on December 6, 2005).

4.4	Registration Rights Agreement dated November 29, 2005 (incorporated by reference to Exhibit 4.1 to the Registrant’s current report on Form 8-K filed with the SEC on December 6, 2005).

4.5	Form of Stock Purchase Warrant dated June 13, 2006 (incorporated by reference to Exhibit 4.1 to the Registrant’s current report on Form 8-K filed with the SEC on June 19, 2006).

4.6	Registration Rights Agreement dated June 13, 2006 (incorporated by reference to Exhibit 4.2 to the Registrant’s current report on Form 8-K filed with the SEC on June 19, 2006).

5.1**	Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP

10.1	Securities Purchase Agreement dated August 9, 2005 (incorporated by reference to Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the SEC on August 12, 2005).

10.2	Securities Purchase Agreement dated November 29, 2005 (incorporated by reference to Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the SEC on December 6, 2005).

10.3	MicroMed 1997 Stock Option Plan (incorporated by reference to Exhibit 99.4 to the Registrant’s Form SB-2 Post-Effective Amendment No. 2 filed with the SEC on July 1, 2005).

10.4	MicroMed 2005 Stock Incentive Plan (incorporated by reference to Exhibit 99.5 to the Registrant’s Form SB-2 Post-Effective Amendment No. 2 filed with the SEC on July 1, 2005).

10.5	Securities Purchase Agreement dated June 13, 2006 (incorporated by reference to Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the SEC on June 19, 2006).

10.6
Separation Agreement entered into by and between the Company and Travis E. Baugh dated July 28, 2006. (incorporated by reference to Exhibit 10.1 to the Registrant’s current report on Form 8-K filed with the SEC on June 28, 2006).

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Registrant’s Form SB-2 filed with the SEC on December 21, 2005).

23.1*	Consent of Ernst & Young LLP

23.2**	Consent of Kirkpatrick & Lockhart Nicholson Graham LLP (contained in Exhibit 5.1)

24.1*	Power of Attorney (included on signature page).
____________
* Previously filed
** Filed herewith.